Bob Evans FARMS®

NASDAQ: BOBE



New Look, Same Great Taste!
NEW!
Owens
Regular Pork Sausage Patties
Bob Evans
farm-fresh goodness
ON THE GO
BISCUITS
Sausage, Egg & Cheese
Breakfast Bakes
Oven Bake
Hash Brown Bake
PORK SAUSAGE PATTIES
Original
Burritos
PORK SAUSAGE LINKS
MASHED POTATOES
REGULAR

Investor Presentation

(revised 3.8.17)

Mike Townsley, President, BEF Foods

Mark Hood, Chief Administrative and Chief Financial Officer

SAFE HARBOR STATEMENT

Certain statements in this presentation that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events. The risks and uncertainties in connection with such forward-looking statements related to the proposed transactions include, but are not limited to, the occurrence of any event, change or other circumstances that could delay the closing of either of the proposed transactions; the possibility of non-consummation of the proposed transactions and the termination of the respective transaction agreements; the failure to satisfy any of the conditions to the respective transaction agreements; adverse effects on the Company's common stock because of the failure to complete either of the proposed transactions; the Company's businesses experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees and business partners; significant transaction costs related to the proposed transactions; and the dependence on the proposed special dividend of the consummation of the sale of the Bob Evans Restaurants business. Additional information about the factors and events that could cause actual results to differ materially from those predicted by the forward looking statements, along with certain other risks, uncertainties and assumptions related to the Company and its business, may be found in our Annual Report on Form 10-K for the fiscal year ended April 29, 2016, and in our other filings with the Securities and Exchange Commission. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. Predicting or identifying all such risk factors is impossible. Consequently, investors should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date of the statement to reflect unanticipated events. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the Company are qualified by the cautionary statements in this section.

Non-GAAP Financial Measures

We have included in this presentation a forecast of adjusted EBITDA for future periods. This forward-looking financial measure is not presented in accordance with U.S. Generally Accepted Accounting Principles (U.S. GAAP).

Our non-GAAP measures are used by analysts, investors and other interested parties to compare our performance with the performance of other companies that report similar non-GAAP measures. We believe these non-GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of core business operating results. We believe the non-GAAP measures, when viewed in conjunction with U.S. GAAP results and the accompanying reconciliations, enhance the comparability of results against prior periods and allow for greater transparency of financial results and business outlook. In addition, we use non-GAAP data internally to assess performance and facilitate management's internal comparison of our financial performance to that of prior periods, as well as trend analysis for budgeting and planning purposes. The presentation of our non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with U.S. GAAP. Furthermore, our non-GAAP measures may not be comparable to similarly titled measures reported by other companies and may have limitations as an analytical tool. We define EBITDA as GAAP net income plus interest expense, provision for income taxes, depreciation, and amortization.

Reconciliation of the Company's projected EBITDA for fiscal year 2018 to the most directly comparable GAAP financial measure is omitted from this presentation because the Company is unable to provide such reconciliation without unreasonable effort. In particular, in light of the transactions being announced in this presentation, management is not able to calculate certain amounts necessary to provide corresponding forecasted financial measures calculated in accordance with GAAP and related reconciliations at this time as a result of the complexity of recasting historical information to reflect the Company's Bob Evans Restaurants segment as a discontinued operation, the complexity in completion of purchase accounting related to the Pineland acquired assets and operations on a pro forma basis, and the inherent difficulty in forecasting generally and in quantifying certain projected amounts that are necessary for such calculations and reconciliations.

The NEW Bob Evans Farms, Inc.

Following Bob Evans Restaurants Divestiture

Bob Evans FARMS® =

BEF foods, inc. + PINELAND FARMS POTATO COMPANY

FY 2018*(FYE 4/18)* projections[(1)]:

Net Sales: $470 million

EBITDA: $105 million

(1) Assumes closing of Bob Evans Restaurants and Pineland Farms Potato Company transactions on April 28, 2017.

Transaction Terms & Rationale:
Bob Evans Restaurants Divestiture

TERMS

- Definitive agreement signed for $565 million plus assumption of certain net working capital liabilities estimated to be $40 to $50 million
- Estimated cash proceeds (net of taxes and fees) of $475-$485 million
- Anticipated use of proceeds:
  - Repay current indebtedness
  - Payment of an approximately $150 million special dividend ($7.50/share)

RATIONALE

- Net proceeds of transaction enables meaningful return of capital to shareholders and prudent capitalization of Bob Evans Farms, Inc. as a standalone foods business
- Enables Company to concentrate exclusively on BEF Foods, its fastest growing and most profitable segment

Transaction Terms & Rationale:
Pineland Farms Acquisition

TERMS

- Definitive agreement signed for $115 million
- Up to $25 million earn-out provision if certain financial metrics are achieved within 24 months of closing

RATIONALE

- Enables continued growth and innovation as the leading national producer of dinner side-dish products
- Adding Pineland's state-of-the-art facility will provide 180 million pounds of capacity and mitigates the need for near term capital spending for additional capacity to meet growth targets
- Side-dish sales volume mix expected to increase to 73% of annual sales volume by fiscal year 2020, from 57% of sales mix as of 3Q fiscal year 2017
- Sausage sales volume mix expected to decline from 29% as of 3Q fiscal year 2017 to 18% by fiscal year 2020
- Provides capability to produce and sell cut and shredded potato products in both the retail and food service channels

The New BOBE: Financial Structure

- $100 million share repurchase authorization
- Expect to establish a new $300 million credit facility at transaction closings
- Leverage target/expectation of 1.0 to 2.0x following transactions
- Expected annual capital expenditures of $25 to $35 million
- Ongoing quarterly dividend payment expected to be retained
- Long-term annual sales growth of mid- to high-single digits and EBITDA growth of high-single to low-double digits expected

3Q FY17 Highlights

- **FY'17 non-GAAP guidance raised to $2.22 to $2.32, from $2.15 to $2.30 previously. Reflects impact of lower net sow costs and continued focus on operating efficiency.**
- **Sale of BER to Golden Gate Capital remains on schedule for the end of fiscal 2017. BER segment classified as discontinued operations.**
- **Acquisition of Pineland Farms Potato Company remains on-track for 5-1-17 transaction closing.**
- **BEF's total pounds sold grew 9.6% including inter-segment sales to Bob Evans Restaurants.**
- **Retail side-dish and sausage pounds sold growth of 13 percent and 3 percent, respectively. Food service volume grew 19 percent.**
- **Household penetration continued to grow with approximately 500k households added.**
- **Lima, Ohio capacity expansion performing to expectations, and Pineland Farms expansion on schedule for April completion.**



NEW!
Owens
Regular Pork Sausage Patties
30
New Look, Same Great Taste!
Bob Evans
farm-fresh goodness
ON THE GO
BISCUITS
Sausage, Egg & Cheese
Breakfast Bakes
Sausage, Egg,
Oven Bake
Hash Brown Bake
PORK SAUSAGE PATTIES
FULLY COOKED
Original
urritos
ausage, Egg
Cheese
PORK SAUSAGE LINKS
Original
MASHED POTATOES
Original
PREMIUM CUTS OF PORK
REGULAR
Owens

BEF foods, inc.

FOUR KEY LINES OF BUSINESS

- Refrigerated Sides
- Food Service
- Sausage
- Frozen Products

Sold at 35,000+ retail locations

BEF FOODS: SIDE-DISH GROWTH DRIVES SALES AND MARGIN IMPROVEMENT

FY 2010 Sales Mix (pounds)



Side Dishes(1)
36%
42%
Sausage
12%
Other
10%
Frozen

food service/retail mix: ***11% / 89%***

FY 2017 Q3 TTM Sales Mix (pounds)



Side Dishes(1)
57%
29%
Sausage
8%
Other
6%
Frozen

food service/retail mix: ***19% / 81%***

Projected FY 2020 Sales Mix (pounds)



Side Dishes(1)
73%
Other 7%
Frozen 2%
18%
Sausage

food service/retail mix: ***41% / 59%***

(1) Side dish product lines include mashed potatoes, mac-n-cheese, pasta, vegetables, and seasonal favorites.

Products sold at 35,000+ retail locations in 50 states

BEF foods, inc.

- Leading producer and distributor of home-style refrigerated side dishes, pork sausage products and a variety of complementary and frozen food items
  - Distributed under the Bob Evans®, Owens® and Country Creek® brand names (based on geography)
- Products include over **20** varieties of refrigerated side-dish products, and **60** varieties of branded fresh, smoked, and fully-cooked pork and turkey sausage, ham, and hickory-smoked bacon products
- Also offers over **20** complementary convenience food items in the refrigerated and frozen areas of grocery stores such as breakfast sandwiches, breakfast burritos, and sausage gravy.
- BEF Foods also includes a foodservice business which sells items made to customer specifications including sausage, sausage gravy, breakfast sandwiches and side dishes

Geographic brand presence


Bob Evans®
Bob Evans®/ Owens®

Market share focus: Side Dishes – *National* / Breakfast Sausage - *Core*

13 Weeks Ending 1/22/17
Total U.S. MULO and BE Core

Left Bar = prior year period
Right Bar = current year period


Share of Lbs.
Share of Dollars
50.4
52.7
2.3
48.4
50.5
2.2
Bob Evans Dinner Sides

Bob Evans Dinner Sides – Total U.S.


Share of Lbs.
Share of Dollars
31.0
31.7
0.7
28.6
30.0
1.4
Bob Evans Breakfast Sausage

Bob Evans Breakfast Sausage – Core

BEF FOODS' HISTORICAL TIMELINE

BEF foods, inc.

1948:
- Bob Evans begins business on a farm in southeastern Ohio

1963:
- Becomes a publicly traded company

1987:
- Bob Evans acquires Owens Country Sausage

2007:
- Bob Evans Foods consolidates Owens Country Sausage

2009:
- Elimination of DSD system and moved to Direct Warehouse Delivery

2010:
- Plant Optimization Project Initiated (8 facilities)

Kettle Creations

2012:
- Acquired Kettle Creations
- Purchased the Kettle Creations brand along with its state-of-the-art refrigerated food production facility in Lima, OH that produces refrigerated entrees and side dishes

2013:
- Plant Optimization Project completed (9 facilities to 4 facilities)
- Completed Line 3 in Lima
- Began a **$36mm** expansion of the company's Sulphur Springs, TX production facility to enhance efficiency and output

2014:
- Completed Sulphur Springs, TX plant expansion

2015:
- Announced a **$20mm** expansion of the company's Lima, OH production facility
- Launched phase one of ERP systems implementation, which will provide new tools to manage costs and control business execution

2016:
- Completed Line 4 in Lima

2017:
- Acquisition of Pineland Farms

PINELAND FARMS POTATO COMPANY

1948 1963 1987 2007 2009 2010 2011 2012 2013 2014 2015 2016 2017



SAUSAGE SHOP

< Original 12-stool, 24-hour restaurant opened in 1962 in Rio Grande, Ohio

PINELAND FARMS POTATO COMPANY

Definitive agreement announced 1/24/17.
Transaction closing anticipated by end of FY'17 (5-1-17).

Location: Mars Hill, Maine

Key facts:

- Channel mix: ~80% foodservice, ~20% retail
- Products: mashed, diced, and shredded potatoes
- State-of-the-art manufacturing facility with current expansion to bring annual capacity to ~180 million pounds
- Includes 900 acre potato farm; facility is surrounded by 55,000+ acres of potato production annually
- In the final stage of a major two-year facility expansion and enhancement program to increase throughput, improve profitability and lower unit costs
- Employment and non-compete agreements with key employees


Try all 4 flavors of our
Natural MASHED POTATOES


Preserving a tradition
for future generations
Pineland Farms is helping to revive the farming economy through thoughtful innovation and good stewardship.
LEARN MORE




GOOD OLD FASHIONED TASTE STARTS WITH NATURAL INGREDIENTS

PINELAND'S STATE-OF-THE-ART POTATO PROCESSING FACILITY PROVIDES IDEAL ACCESS TO POTATO SUPPLY AND POPULATION CENTERS


U.S. Population Density Map

Refrigerated side dishes




Bob Evans
MASHED POTATOES
Original




Bob Evans
TASTEFUL SIDES
Macaroni & Cheese

Breakfast sausage




12 LINKS
Bob Evans
Fully Cooked
Original


8 PATTIES
Bob Evans
Fully Cooked
Original


Bob Evans

Frozen products




Bob Evans
Croissants
Sausage, Egg & Cheese

New products


NEW! Bob Evans
TASTEFUL SIDES
White Cheddar Macaroni & Cheese


NEW! Bob Evans
Oven Bake
Cheesy Southwest Mashed Potatoes

LEADING MARKET POSITIONS IN REFRIGERATED SIDES AND BREAKFAST SAUSAGE

	Market position	Business strategy
Refrigerated side dishes	• **#1 national dinner sides brand with a leading market share**	• Achieve double-digit growth through marketing investments and expanded points of distribution
Food service	• Manufacture and distribution for select foodservice accounts	• Selectively pursue opportunities based on plant capacity and other factors
Breakfast sausage	• **#1 market share in core markets since 2007**	• Maintain market share and selectively pursue pockets of growth
Frozen foods	• Extensive retail presence throughout United States	• Maintain market share



Owens
Bob Evans
Sausage, Egg & Cheese
Bob Evans
Bob Evans
Bob Evans
Bob Evans
Original
Bob Evans
Owens

STRONG GROWTH OF KEY SIDE DISH PRODUCT LINE

14% Volume CAGR 2012-2017



FY12-FY17(1) - Side Dishes
150
140
130
120
110
100
90
80
70
60
Pounds (M)
240
220
200
180
160
140
120
100
80
Net Sales ($M)
FY12
FY13
FY14
FY15
FY16
FY17E
Pounds
Net Sales

(1) Data for all years includes inter-segment sales to Bob Evans Restaurants. FY'17 is an estimate.

BEF foods, Bob Evans Grocery Products, Owens

BEF FOODS: REFRIGERATED SIDE-DISH PENETRATION OPPORTUNITY


Side Dish Occasions – Eaten in the Past 30 Days[1]
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Pasta
Mac & Cheese Dinners/Kits
Refrg Sides
Packaged Instant Poatoes
Instant/Flavored Rice
Frozen Veg/Potatoes
Canned or Jarred Vegetables

[1]Source: MRI 01/2017

Refrigerated side-dish category…

- ***Opportunity to grow household penetration 3-4x***
- ***Product line focused on fast-growing perimeter of the grocery store***
- ***Additional opportunities in vegetables, rice and pasta, and protein inclusions***
- ***Leverage consumer benefits***
  - ***Convenience***
  - ***Quality***
  - ***Taste***
  - ***Variety***

BEF foods, inc. Bob Evans GROCERY PRODUCTS Owens

EXECUTING STRATEGY TO FURTHER DEVELOP NATIONAL SIDE-DISH BRAND



Bob Evans
Share 47%
$ Change +15%
% HH Buying 8.6%, +2.0%
Bob Evans
Share 74%
$ Change +11%
% HH Buying 16.8%, +1.4%
Bob Evans
Share 45%
$ Change +13%
% HH Buying 11.6%, +2.0%
Bob Evans
Share 24%
$ Change +19%
% HH Buying 6.5%, +1.6%
Bob Evans
Share 11%
$ Change +15%
% HH Buying 3.1%, +1.4%
Bob Evans
Share 65%
$ Change +9%
% HH Buying 15.1%, +1.1%
Bob Evans
Share 40%
$ Change +12%
% HH Buying 11.3%, +2.0%
Bob Evans
Share 44%
$ Change +13%
% HH Buying 5.7%, -0.3%

TOTAL U.S. MULO

Bob Evans

Share 50%

$ Growth +12%

% HH Buying 10.6%, +1.5%

National side-dish ACV 77.5

Source: IRI 52 wks. end. 1-22-17, Multi Outlet, Dollars, Dinner Sides

BEF foods inc. Bob Evans GROCERY PRODUCTS Owens

BEF FOODS: REFRIGERATED DINNER SIDE-DISH PERFORMANCE

Refrigerated Dinner Side Dish Dollar Share[1]
($613MM)



Bob Evans 50%
Hormel 12%
Private Label 11%
Reser's 10%
Simply 9%
All Othe 8%

Refrigerated Dinner Side Dish Dollar Velocity[1]



$7.52
Selling 3X faster than next closest competitor
$2.24
$2.63
$2.55
$2.26
Bob Evans
Hormel
Private Label
Reser's
Simply

Repeat Rate – Refrigerated Dinner Side Dishes[2]



65%
Highest Repeat Rate
49%
49%
46%
50%
Bob Evans
Hormel
Private Label
Reser's
Simply

Bob Evans . . .

- ***#1 dinner side-dish brand*** [1]
- ***50% share of dinner sides category as of 1-22-17***[1]
- ***Mashed potatoes are #1 dinner side***
- ***Macaroni and cheese is #2 dinner side***

BEF foods, Inc. Bob Evans GROCERY PRODUCTS Owens

(1)IRI; 52 weeks ending 1-22-17; Total US MULO; Dollar Share, Avg Weekly $/MM ACV
(2)IRI Panel; 52 weeks ending 1-22-17; Total US MULO; % of Buyers, 2x+ Buyers
Note: brands ranked by total dollar sales

1) *Increase household penetration*
2) *SKU expansion at current accounts*
3) *New retail distribution*
4) *Food service channel*
5) *Product innovation*

BEF Food's Normalized EBITDA Margin Range is ~ 21% to 24%

1) Sales mix shift toward higher-margin side-dish products
2) Plant efficiency initiatives
3) Channel mix shift toward higher-margin branded retail
4) Brand investments

WHY INVEST IN BOB EVANS? – *Priorities aligned with value creation*

1) *Growing national brand equity*
2) *Significant distribution opportunity*
3) *Leadership in growing, under-penetrated category*
4) *Attractive margin profile*
5) *Strong free cash flow and modest leverage supports organic growth and potential for M&A*

Attractive Margin and Relative Valuation



EBITDA Margin
(trailing 12 months)
40%
35%
30%
25%
20%
15%
10%
5%
0%
Amplify Snack Brands
J.M. Smucker Company
B&G Foods
Bob Evans
Pinnacle Foods
Lancaster Colony
Post
McCormick & Company
AdvancePierre Foods
J & J Snack Foods
Hormel Foods
Hain Celestial Group
WhiteWave
Snyder's-Lance
Flowers Foods
Treehouse
Tyson Foods
Lifeway

Sources: Factset and company filings
All data is trailing 12 month results. Results for Bob Evans has been adjusted to reflect continuing operations and pro forma adjustments to G&A associated with new corporate structure



Enterprise Value/TTM EBITDA
25
20
15
10
5
0
WhiteWave
Lifeway
Snyder's-Lance
McCormick & Company
Amplify Snack Brands
Lancaster Colony
J & J Snack Foods
Pinnacle Foods
B&G Foods
AdvancePierre Foods
Hormel Foods
J.M. Smucker Company
Hain Celestial Group
Bob Evans
Treehouse
Post
Flowers Foods
Tyson Foods
Dean Foods

Source: Factset, as of 3/2/17
Bob Evans enterprise value adjusted to reflect midpoint of estimated restaurant divestiture proceeds and TTM EBITDA is adjusted EBITDA from continuing

DIVIDEND HISTORY *($ per share)*

Fiscal 2018: ***<u>Special dividend of $150 million ($7.50 per share)</u> expected to be paid ~60 days following completion of the sale of Bob Evans Restaurants. Quarterly dividend also expected to continue.***



$0.95
$1.075
$1.205
$1.24
$1.30
$1.36
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017E

Appendix


Bob Evans

FY17 non-GAAP Guidance

Guidance Metric	FY '17
BEF Foods net sales	$390 to $410 million
BEF Foods sow cost (per hundredweight)	$41-$44
Capital expenditures - continuing operations	$30 to $35 million
Depreciation and amortization - continuing operations	$28 to $30 million
Net interest expense	$9 to $10 million (excluding mortgage interest included in discontinued operations)
Non-GAAP Tax rate - continuing operations	35% to 36%
Diluted weighted-average share count	approximately 20 million shares
Share repurchase authorization	$100 million
Non-GAAP diluted earnings per share - consolidated	$2.22 to $2.32

The Company is unable to provide GAAP EPS guidance at this time as the Company cannot reliably forecast the timing and magnitude of the gain on the sale of BER, the amount of non-cash costs associated with acceleration of stock based compensation awards and other restructuring, impairment and acquisition and divestiture related costs that may occur, and the income tax effects of these items.

DISCONTINUED OPERATIONS: BOB EVANS RESTAURANTS

- The Company announced a definitive agreement for the sale of its Bob Evans Restaurants segment on January 24, 2017
- The sale is expected to be completed by April 28, 2017
- Financial schedules reflecting Bob Evans Restaurants as "Discontinued Operations" will be published with the Company's third quarter fiscal 2017 earnings release

RETAIL BRANDED SAUSAGE SALES HISTORY



FY12-FY17(1) Branded Sausage
Pounds (MM)
60
55
50
45
40
Net Sales (MM)
135
130
125
120
115
110
FY12
FY13
FY14
FY15
FY16
FY17E
Pounds
Net Sales

(1) FY'17 is an estimate.

HISTORICAL AND FORECASTED SOW COST PRICING – *(cost/hundredweight)*

10 year historical average sow cost: ~$52

Fiscal Year	Q1	Q2	Q3	Q4	Average
2017	$48.46	$44.53	$31.05		$40.93
2016	$38.75	$53.31	$41.53	$42.84	$44.31
2015	$87.87	$78.82	$67.79	$43.02	$69.41
2014	$63.24	$77.33	$72.36	$78.47	$73.23
2013	$54.19	$43.22	$58.73	$59.07	$53.87
2012	$57.06	$67.82	$60.56	$60.41	$61.58
2011	$59.52	$60.47	$51.16	$59.05	$57.17